November 21, 2011

DGHM ALL-CAP VALUE FUND
DGHM V2000 SMALLCAP VALUE FUND
INVESTOR SHARES
INSTITUTIONAL SHARES
CLASS C SHARES

EACH A SERIES OF THE DGHM INVESTMENT TRUST

SUPPLEMENT TO PROSPECTUS DATED JUNE 28, 2011

This supplement is an important notice regarding a change to the Funds and provides new and additional information beyond that contained in the Funds’ Prospectus and should be read in conjunction with the Prospectus.

The information currently presented on page 36 under the section entitled “Cost Basis Reporting” is being replaced in its entirety with the following:

Cost Basis Reporting.  As of January 1, 2012, federal law requires that mutual fund companies report their shareholders' cost basis, gain/loss, and holding period to the IRS on the Funds’ shareholders’ Consolidated Form 1099s when “covered” securities are sold.  Covered securities are any regulated investment company and/or dividend reinvestment plan shares acquired on or after January 1, 2012. The Funds have chosen average cost as their standing (default) tax lot identification method for all shareholders.  A tax lot identification method is the way the Funds will determine which specific shares are deemed to be sold when there are multiple purchases on different dates at differing net asset values, and the entire position is not sold at one time.  The Funds’ standing tax lot identification method is the method covered shares will be reported on your Consolidated Form 1099 if you do not select a specific tax lot identification method.  You may choose a method different than the Funds’ standing method and will be able to do so at the time of your purchase or upon the sale of covered shares.  Please refer to the appropriate Internal Revenue Service regulations or consult your tax advisor with regard to your personal circumstances.

For those securities defined as "covered" under current IRS cost basis tax reporting regulations, the Funds are responsible for maintaining accurate cost basis and tax lot information for tax reporting purposes.  The Funds are not responsible for the reliability or accuracy of the information for those securities that are not "covered."  The Funds and their service providers do not provide tax advice.  You should consult independent sources, which may include a tax professional, with respect to any decisions you may make with respect to choosing a tax lot identification method.

For further information, please contact the Funds toll-free at (800) 628-4077.  You may also obtain additional copies of the Funds’ Prospectus and SAI, free of charge, by writing to the Funds c/o Commonwealth Fund Services, 8730 Stony Point Parkway, Suite 205, Richmond, Virginia 23235, or by calling the Funds  toll-free at the number above.

Investors Should Retain This Supplement for Future Reference